UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) March 22, 2010
REGENT COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

000-29079	31-1492857
(Commission File Number)	(IRS Employer Identification No.)

2000 Fifth Third Center, 511 Walnut Street, Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)
(513) 651-1190

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 Regulation FD
Item 7.01 Regulation FD Disclosure.
     As previously disclosed, on March 1, 2010 Regent Communications, Inc. and its subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware. On March 22, 2010 the Debtors filed a First Amended Disclosure Statement and a First Amended Joint Plan of Reorganization with the Bankruptcy Court, copies of which are filed as exhibits to this Form 8-K as Exhibit Nos. 99.1 and 99.2, respectively, and which are incorporated herein by reference. The Bankruptcy Court has scheduled a confirmation hearing on the First Amended Joint Plan of Reorganization on April 9, 2010.
     The disclosure set forth in this Item 7.01 and Exhibits 99.1 and 99.2 shall be deemed furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
Section 9 Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit	Description

99.1	First Amended Disclosure Statement dated March 22, 2010
99.2	First Amended Joint Plan of Reorganization dated March 22, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Regent Communications, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2010	REGENT COMMUNICATIONS, INC.
	By:	/s/ ANTHONY A. VASCONCELLOS
Anthony A. Vasconcellos,
Executive Vice President and Chief Financial Officer

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